UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 16, 2005

GEORGIA-PACIFIC CORPORATION (Exact Name of Registrant as Specified in its Charter)

GEORGIA (State or other jurisdiction of incorporation)	001-03506 Commission File Number	93-0432081 (I.R.S. Employer Identification No.)
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133 Peachtree Street, N.E., Atlanta, Georgia, 30303 (Address of principal executive offices and zip code)

(404) 652-4000 (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

        On December 16, 2005, Georgia-Pacific Corporation, a Georgia corporation (the “Company”), issued a press release, announcing the extension of its debt tender offers and change in price determination date. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(c)     Exhibits.

99.1	Press release dated December 16, 2005, announcing the extension of the Company’s debt tender offers and change in price determination date.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2005

GEORGIA-PACIFIC CORPORATION

By:	/s/ WILLIAM C. SMITH III Name: William C. Smith III Title: Secretary

EXHIBIT INDEX

99.1	Press release dated December 16, 2005, announcing the extension of the Company’s debt tender offers and change in price determination date.